UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

NEWCOURT ACQUISITION CORP

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NEWCOURT ACQUISITION CORP
2201 Broadway
Suite 705
Oakland, CA 94612
NOTICE OF EXTRAORDINARY GENERAL MEETING
TO BE HELD ON JULY 11, 2023
To the Shareholders of Newcourt Acquisition Corp:
NOTICE IS HEREBY GIVEN that the extraordinary general meeting (the “EGM”) of Newcourt Acquisition Corp, a Cayman Islands exempted company (the “Company,” or “we,” “us” or “our”), will be held on July 11, 2023, at 10:00 a.m., Eastern time. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the EGM shall be at the offices of McDermott Will & Emery LLP, located at One Vanderbilt Avenue, New York, New York 10017, United States of America. You will be able to attend, vote your shares, and submit questions during the EGM via a live webcast available at https://www.cstproxy.com/newcourtacquisition/ext2023. The EGM will be held for the sole purpose of considering and voting upon the following proposals:
1.
A proposal, by special resolution, to extend the date by which the Company must consummate an initial business combination up to six (6) times for one (1) month each time from July 22, 2023 to January 22, 2024 (which is 27 months from the closing of our initial public offering (the “IPO”)) (which extension and later date we refer to as the “Extension” and the “Extended Date,” respectively) by amending the Company’s Amended and Restated Memorandum and Articles of Association, as provided by the first resolution in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”);

2.
A proposal, by special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association, as provided by the second resolution in the form set forth in Annex A to the accompanying proxy statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Company’s Amended and Restated Memorandum and Articles of Association the limitation that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation;

3.
A proposal to approve by the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, to amend the Company’s investment management trust agreement, dated as of October 19, 2021, as amended on January 6, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Combination Period up to six (6) times for one (1) month each time from July 22, 2023 to January 22, 2024 (the “Trust Agreement Amendment”) by depositing into the trust account (the “Trust Account”), for each additional one-month extension, the lesser of (a) $45,000 and (b) $0.03 for each Class A ordinary share outstanding (each an “Extension Payment”) after giving effect to the Redemption (the “Trust Agreement Amendment Proposal”); and

4.
A proposal, by ordinary resolution, to adjourn the EGM to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the EGM, there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal (the “Adjournment Proposal” and, together with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal, the “Proposals”).

Only shareholders of record of the Company as of the close of business on June 20, 2023, are entitled to notice of, and to vote at, the EGM or any adjournment or postponement thereof. Each share entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits shareholders unable to attend the EGM to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy over the internet in accordance with the instructions on the enclosed proxy card or voting instruction card. You can change your voting instructions or revoke your proxy at any time prior to the EGM by following the instructions included in this proxy statement and on the proxy card.
Even if you plan to attend the EGM in person online, it is strongly recommended that you complete and return your proxy card before the EGM date to ensure that your shares will be represented at the EGM if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: https://www.cstproxy.com/newcourtacquisition/ext2023.
Each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal must be approved by a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the holders of the issued and outstanding Ordinary Shares of the Company, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM.
The Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class. Pursuant to the Trust Agreement, we are in discussions to obtain written consent from Cantor Fitzgerald & Co., as representatives of the underwriters of the IPO (the “Underwriters”).
The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the issued and outstanding Ordinary Shares of the Company, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM.
Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Proposals. Failure to vote by proxy or to vote in person at the EGM will have no effect on the outcome of the vote on the Proposals.
The Extension Amendment Proposal and the Trust Agreement Amendment Proposal are essential to the overall implementation of the plan of the board of directors of the Company (the “Board”) to extend the date by which the Company has to complete an initial business combination. The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the proposed transactions (the “Proposed Business Combination”) pursuant to that certain Business Combination Agreement dated January 9, 2023 (as amended by the amending agreement dated February 15, 2023), by and among the Company, Newcourt SPAC Sponsor LLC, Psyence Group Inc. and Psyence Biomed Corp. Our Board does not believe that there will be sufficient time before July 22, 2023 to complete an initial business combination, including the Proposed Business Combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, including the Proposed Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of the Company and our shareholders to extend the date by which the Company has to consummate an initial business combination to the Extended Date in order for our shareholders to have the opportunity to participate in our future investment. For more information about the Proposed Business Combination, see the Current Reports on Form 8-K filed by the Company with the Securities and Exchange Commission on January 13, 2023 and February 16, 2023.
If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved at the EGM, holders (“public shareholders”) of our Class A ordinary shares (“public shares”) issued in our IPO may elect to redeem their public shares for a per-share price (the “Per Share Redemption Price”), payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then issued and outstanding public shares, subject to the Redemption Limitation (unless the Redemption Limitation Amendment is approved and implemented), regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal or the Trust Agreement Amendment Proposal. If public shareholders do not choose to exercise their redemption rights in connection with the Extension, they will retain their right to redeem their public shares when the proposed initial business combination is submitted to shareholders, subject to any limitations set forth in our Amended and Restated Memorandum and Articles of Association. In addition, public shareholders who do not make the election would be entitled to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.
To exercise your redemption rights, you must tender or deliver your shares to the Company’s transfer agent at least two business days prior to the EGM. You may tender your shares by either delivering your share certificate(s) (and any other redemption forms) to the transfer agent or by delivering your shares (and any other redemption forms) electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and we do not consummate an initial business combination by July 22, 2023 (which is 21 months from the closing of our IPO), in accordance with our Amended and Restated Memorandum and Articles of Association, we will cease all operations except for the purpose of winding up, as promptly as reasonably possible but not more than ten business days thereafter, redeem all the outstanding public shares, at a per-share price, payable in case, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any) and as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholder and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.
Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension Amendment if redemptions of our public shares would cause the Company to exceed the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a Business Combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of a Business Combination. If the Redemption Limitation Amendment Proposal is not approved and there are requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 prior to or upon the consummation of the Business Combination, the Company’s Amended and Restated Memorandum and Articles of Association would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met.
Our Board has fixed the close of business on June 20, 2023 (the “Record Date”), as the date for determining the Company shareholders entitled to receive notice of and vote at the EGM and any adjournment thereof. Only holders of record of Ordinary Shares (as defined below) on that Record Date are entitled to have their votes counted at the EGM or any adjournment thereof. On the Record Date of the EGM, there were 9,177,532 Ordinary Shares, including 2,642,532 Class A ordinary shares and 6,535,000 Class B ordinary shares, outstanding.
This Proxy Statement contains important information about the EGM and the Proposals. Please read it carefully and vote your shares.
This Proxy Statement is dated June 23, 2023, and is first being mailed to shareholders on or about that date.

Whether or not you plan to attend the EGM, we urge you to read this material carefully and vote your shares.
June 23, 2023	By Order of the Board of Directors,
/s/ Dr. Michael Jordaan Dr. Michael Jordaan Chairman

i

NEWCOURT ACQUISITION CORP
2201 Broadway
Suite 705
Oakland, CA 94612
PROXY STATEMENT
EXTRAORDINARY GENERAL MEETING
To be held on July 11, 2023, at 10:00 a.m. Eastern time
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS
Why did you send me this proxy statement?
This Proxy Statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the board of directors (the “Board”) of Newcourt Acquisition Corp (the “Company”), for use at the extraordinary general meeting (the “EGM”) to be held on July 11, 2023, at 10:00 a.m., Eastern time, or at any adjournments or postponements thereof.
At the EGM, you will be asked to vote on (A) a proposal to extend the date by which the Company must consummate an initial business combination up to six (6) times for one (1) month each time from July 22, 2023 to January 22, 2024 (which is 27 months from the closing of our initial public offering (the “IPO”)) (which extension and later date we refer to as the “Extension” and the “Extended Date,” respectively) by amending the Company’s Amended and Restated Memorandum and Articles of Association (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”); (B) proposal to amend the Company’s Amended and Restated Memorandum and Articles of Association to eliminate the limitation that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”); (C) a proposal to amend the Company’s investment management trust agreement, dated as of October 19, 2021, as amended on January 6, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Combination Period up to six (6) times for one (1) month each time from July 22, 2023 to January 22, 2024 (the “Trust Agreement Amendment”) by depositing into the trust account (the “Trust Account”), for each additional one-month extension, the lesser of (a) $45,000 and (b) $0.03 for each Class A ordinary share outstanding (each an “Extension Payment”) after giving effect to the Redemption (the “Trust Agreement Amendment Proposal”); and (D) if necessary, a proposal to adjourn the EGM to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the EGM, there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal.
We are a blank check company incorporated as a Cayman Islands exempted company on February 25, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar initial business combination with one or more businesses (“initial business combination”).
On January 9, 2023, the Company entered into the Business Combination Agreement by and among the Company, Newcourt SPAC Sponsor LLC, Psyence Group Inc. and Psyence Biomed Corp. as amended by the amending agreement dated February 15, 2023 (the “Business Combination Agreement”). The Board has unanimously (i) approved and declared advisable the Business Combination Agreement and the transactions contemplated thereby (the “Proposed Business Combination”), and (ii) resolved to recommend approval of the Proposed Business Combination and related matters by the Company’s shareholders. For more information about the Proposed Business Combination, see the Current Reports on Form 8-K filed by the Company with the Securities and Exchange Commission on January 13, 2023 and February 16, 2023.
After consultation with Newcourt SPAC Sponsor LLC (the “sponsor”), the Company’s management has reasons to believe that, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the sponsor will extend to the Company the lesser of (a) $45,000 and (b) $0.03 for each public share as a loan so the Company can deposit the funds into the Trust Account as the Extension Payment, upon advance notice prior to the applicable deadlines, and extend the Combination Period for one (1) month period, up to six (6) times until the Extended Date. The Extension Payment(s) will bear no interest and will be repayable by the Company to the sponsor upon consummation of an initial business combination. The loans will be forgiven by the sponsor if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.
Pursuant to our Amended and Restated Memorandum and Articles of Association, as amended on January 9, 2023, we currently have until July 22, 2023 (which is 21 months from the closing of our IPO) to consummate an initial business combination. Our Board does not believe that there will be sufficient time before July 22, 2023 to complete an initial business combination, such as the Proposed Business Combination. Therefore, the Board has determined that it is in the best interests of the Company and our shareholders to extend the date by which the Company has to consummate an initial business combination to the Extended Date in order for our shareholders to have the opportunity to participate in our future investment. Our Board believes that it is in the best interests of the shareholders that we continue our existence until the Extended Date (or such earlier date as determined by the Board) in order to allow us more time to complete an initial business combination, such as the Proposed Business Combination.
This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the EGM.
What is included in these materials?
These materials include:
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This Proxy Statement for the EGM; and

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A proxy card.

What proposals will be addressed at the EGM?
Shareholders will be asked to consider the following proposals at the EGM:
1.
A proposal, by special resolution, to extend the date by which the Company must consummate an initial business combination up to six (6) times for one (1) month each time from July 22, 2023 to January 22, 2024 (which is 27 months from the closing of our IPO) by amending the Company’s Amended and Restated Memorandum and Articles of Association;

2.
A proposal, by special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association, as provided by the second resolution in the form set forth in Annex A to this proxy statement to eliminate the Redemption Limitation from the Company’s Amended and Restated Memorandum and Articles of Association in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation;

3.
A proposal to approve by the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, to amend the Company’s Trust Agreement to allow the Company to extend the Combination Period up to six (6) times for one (1) month each time from July 22, 2023 to January 22, 2024 by depositing into the Trust Account, for each additional one-month extension, the lesser of (a) $45,000 and (b) $0.03 for each Class A ordinary share outstanding after giving effect to the Redemption; and

4.
A proposal, by ordinary resolution, to adjourn the EGM to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the EGM, there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal (the “Adjournment Proposal”; together with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal, the “Proposals”).

How does the Board recommend that I vote?
Our Board unanimously recommends that all shareholders vote “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal, “FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal.
Why is the Company proposing the Extension Amendment Proposal?
Our Amended and Restated Memorandum and Articles of Association currently provides for the return of our IPO proceeds held in the trust account (the “Trust Account”) to the public shareholders if there is no qualifying initial business combination(s) consummated with 21 months of the closing of the IPO, which date is July 22, 2023. As explained below, we will not be able to consummate an initial business combination by July 22, 2023 and therefore, we are asking for the Extension. Accordingly, our Amended and Restated Memorandum and Articles of Association would be amended, as provided by the first resolution in the form set forth in Annex A, to extend the date by which we must consummate an initial business combination up to six (6) times for one (1) month each time from July 22, 2023 to January 22, 2024 (which is 27 months from the closing of our IPO).
On January 9, 2023, the Company announced that it had entered into the Business Combination Agreement. The Board has unanimously (i) approved and declared advisable the Business Combination Agreement and the Proposed Business Combination contemplated thereby, and (ii) resolved to recommend approval of the Proposed Business Combination and related matters by the Company’s shareholders. The Company will hold a meeting of shareholders at a future date to consider and approve the Proposed Business Combination and a proxy statement/prospectus will be sent to all shareholders at a future date. The Company and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Proposed Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before July 22, 2023 (the current termination date) to hold a meeting to obtain the requisite shareholder approval of, and to consummate, the Proposed Business Combination.
After consultation with the sponsor, the Company’s management has reasons to believe that, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the sponsor will extend to the Company the lesser of (a) $37,563 and (b) $0.025 for each public share as a loan so the Company can deposit the funds into the Trust Account as the Extension Payment, upon advance notice prior to the applicable deadlines, and extend the Combination Period for one (1) month period, up to six (6) times until the Extended Date. The Extension Payment(s) will bear no interest and will be repayable by the Company to the sponsor upon consummation of an initial business combination. The loans will be forgiven by the sponsor if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.
We currently do not expect to be able to consummate an initial business combination, including the Proposed Business Combination, by July 22, 2023. Because we may not be able to complete an initial business combination within the permitted time period, the Board has determined to seek shareholder approval of the Extension.
You are not being asked to vote on a proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider an initial business combination, you will retain the right to vote on a proposed initial business combination when it is submitted to shareholders, as well as the right to redeem your public shares for cash regardless of whether an initial business combination is approved and completed or whether we have not consummated an initial business combination by the Extended Date.
Public shareholders may elect (the “Election”) to redeem their public shares for a per-share price (“the “Per-Share Redemption Price”), payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then issued outstanding public shares, subject to the Redemption Limitation (unless the Redemption Limitation Amendment is approved and implemented), regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal or the Trust Agreement Amendment Proposal.
If both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension is completed, we will, pursuant to the Trust Agreement, remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed in connection with the shareholder vote on the Extension Amendment Proposal and the Trust Agreement Amendment Proposal multiplied by the Per Share Redemption Price and retain the remainder of the funds in the Trust Account for our use in connection with consummating an initial business combination on or before the Extended Date.
If both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account following the completion of the Extension, and the amount remaining in the Trust Account may be only a small fraction of the approximately $16,115,127 that was in the Trust Account as of March 31, 2023. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
Why is the Company proposing the Redemption Limitation Amendment Proposal?
If the Redemption Limitation Amendment Proposal is not approved and there are requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate an initial business combination, including the Proposed Business Combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of an initial business combination. If the Redemption Limitation Amendment Proposal is not approved and there are requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 prior to or upon the consummation of an initial business combination, the Company’s Amended and Restated Memorandum and Articles of Association would prevent the Company from being able to consummate an initial business combination even if all other conditions to closing are met.
Who may vote at the EGM?
Holders of the Company’s Class A ordinary shares, par value $0.0001 per share, and the Company’s Class B ordinary shares, par value $0.0001 per share (the “Founder Shares,” and collectively with the Class A ordinary shares, the “Ordinary Shares”) as of the close of business on June 20, 2023, are entitled to vote at the EGM. As of the Record Date, there were 9,177,532 Ordinary Shares, including 2,642,532 Class A ordinary shares and 6,535,000 Founder Shares, issued and outstanding.
How many votes must be present to hold the EGM?
Your shares are counted as present at the EGM if you attend the EGM and vote online, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you provide voting instructions. On June 20, 2023, there were 9,177,532 Ordinary Shares, including 2,642,532 Class A ordinary shares and 6,535,000 Founder Shares, outstanding and entitled to vote. In order for us to conduct the EGM, the holders of a majority of the voting power of our outstanding Ordinary Shares entitled to vote at the EGM must be present at the EGM. This is referred to as a quorum. Consequently, the holders or the authorized proxies of holders of 4,588,767 Ordinary Shares must be present at the EGM to constitute a quorum.

How many votes do I have?
Each Ordinary Share (including Founder Shares) is entitled to one vote on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal and Adjournment Proposal. Information about the shareholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”
What is the difference between a shareholder of record and a beneficial owner of shares held in street name?
Shareholder of Record.   If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.
Beneficial Owner of Shares Held in Street Name.   If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the EGM. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”
What is the proxy card?
The proxy card enables you to appoint Marc Balkin, our Chief Executive Officer, as your representative at the EGM. By completing and returning the proxy card, you are authorizing Mr. Balkin to vote your shares at the EGM in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the EGM. Even if you plan to attend the EGM, it is strongly recommended that you complete and return your proxy card before the EGM date in case your plans change. If a proposal comes up for vote at the EGM that is not on the proxy card, the representative will vote your shares, under your proxy, according to their best judgment.
If I am a shareholder of record of the Company’s shares, how do I vote?
There are two ways to vote:
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Online.   If you are a shareholder of record, you may vote online before the EGM, or vote at the EGM via the webcast.

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By Mail.   You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?
There are three ways to vote:
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Online at the EGM.   If you are a beneficial owner of shares held in street name and you wish to vote online at the EGM, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

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By mail.   You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

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Over the internet.   You may vote by proxy by submitting your proxy over the internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?
If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.
Brokers are prohibited from exercising discretionary authority on non-routine matters. The Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal, and the Adjournment Proposal are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non‑votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the EGM and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.
What vote is required for the Extension Amendment Proposal?
The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the holders of the issued and outstanding Ordinary Shares of the Company, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on this proposal.
You will be entitled to redeem your public shares for cash and elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal.
What vote is required for the Redemption Limitation Amendment Proposal?
The Redemption Limitation Amendment Proposal must be approved by a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the holders of the issued and outstanding Ordinary Shares of the Company, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on this proposal.
What vote is required for the Trust Agreement Amendment Proposal?
The Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.
What vote is required for the Adjournment Proposal?
The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the holders of the issued and outstanding Ordinary Shares of the Company, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM. Abstentions and broker non- votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on this proposal.
How do the Company insiders intend to vote their shares?
All of our initial shareholders, directors, officers and their respective affiliates are expected to vote any Ordinary Shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Currently, our initial shareholders, directors, and officers own approximately 81% of our issued and outstanding Ordinary Shares. Our initial shareholders, directors, officers and their affiliates may choose to buy, or have already purchased, public shares in the open market and/or through privately negotiated purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the

Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Agreement Amendment Proposal. Any public shares held by or subsequently purchased by our initial shareholders, directors, officers and their respective affiliates will be voted in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal, if applicable.
What interests do the Company’s initial shareholders, directors and officers have in the approval of the proposals?
Our initial shareholders, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of (i) 6,535,000 Founder Shares (the initial 5,912,500 Founder Shares were purchased for an aggregate purchase price of $25,000; in September 2021, the Company effected a dividend of approximately 0.017 shares for each Class B ordinary share outstanding, resulting in there being an aggregate of 6,015,000 Founder Shares outstanding; in October 2021, the Company effected a dividend of approximately 0.099 shares for each outstanding Class B ordinary share, resulting in there being an aggregate of 6,611,500 Founder Shares outstanding; simultaneously with the closing of the IPO, the underwriters elected to partially exercise their over-allotment option, and to forfeit the remaining over-allotment option, resulting in the forfeiture of 76,500 Founder Shares, resulting in an aggregate of 6,535,000 Founder Shares issued and outstanding as of the Record Date), and (ii) 920,000 private placement units (purchased for $9,200,000 simultaneously with the partial exercise of the underwriters’ over-allotment option). If an initial business combination is not consummated, the proceeds from the sale of the private placement units will be used to fund the redemption of the Class A ordinary shares (subject to the requirements of applicable law), and the private placement units and all underlying securities will be worthless. See the section entitled “The Extraordinary General Meeting —  Interests of our Initial Shareholders, Directors and Officers.”
What happens if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved?
Unless both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are, the Extension will not be completed.
Our Amended and Restated Memorandum and Articles of Association provides that we will have until July 22, 2023 (which is 21 months from the closing of our IPO) to complete our initial business combination, or such later time as the members of the Company may approve in accordance with the Amended and Restated Memorandum and Articles of Association. If we are unable to complete our initial business combination by such deadline, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at the Per-Share Redemption Price, payable in cash, equal to the aggregate amount then on deposit in the trust fund, including interest earned on the trust fund not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and its board of directors, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by the deadline set forth under our Amended and Restated Memorandum and Articles of Association.
If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, what happens next?
If both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension is completed, the Company will have until the Extended Date to complete its initial business combination.

If both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders that have made the Election their portions of the Withdrawal Amount, and retain the remainder of the funds in the Trust Account for our use in connection with consummating an initial business combination on or before the Extended Date.
If both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, which will also increase the percentage interest in the Ordinary Shares held by the Company’s initial shareholders, directors and officers, and their respective affiliates. We cannot predict the amount that will remain in the Trust Account if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $16,115,127 million that was in the Trust Account as of March 31, 2023. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
Notwithstanding shareholder approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.
How do I exercise my redemption rights?
If the Extension is implemented, public shareholders may seek to redeem their public shares for the Per- Share Redemption Price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then issued and outstanding public shares, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or any other Proposal.
To exercise your redemption rights, you must demand that the Company redeem your public shares.
In connection with tendering your shares for redemption, you must elect either to physically tender or deliver your share certificate(s) (and any other redemption forms) to Continental, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, at least two business days prior to the EGM or to deliver your shares (and any other redemption forms) to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.
Certificates that have not been tendered in accordance with these procedures at least two business days prior to the EGM will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides that it does not want to redeem its public shares, such shareholder may withdraw the tender. If you delivered your public shares for redemption to Continental and decide prior to the EGM not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.
How are votes counted?
You may vote “FOR,” “AGAINST,” or “ABSTAIN” on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. If you provide specific instructions with regard to the Proposals, your shares will be voted as your instruct on such Proposals.
If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters. The Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal are “non-routine.” In tabulating the voting result for the Proposals, shares that constitute broker non-votes and abstentions are not considered votes cast.
Can I change my vote after I have voted?
You may revoke your proxy and change your vote at any time before the final vote at the EGM. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the EGM and voting online if you are a shareholder of record. However, your attendance at the EGM will not automatically revoke your proxy unless you vote again at the EGM or specifically request that your prior proxy be revoked by delivering to the Company at 2201 Broadway, Suite 705, Oakland, CA 94612, a written notice of revocation prior to the EGM.
Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the EGM and vote at the EGM, you must bring to the EGM a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
What happens if I do not indicate how to vote my proxy?
If you sign your proxy card without providing further instructions, this will be treated as an abstention and will have no effect on any of the Proposals.
Is my vote kept confidential?
Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.
Where do I find the voting results of the EGM?
We may announce preliminary voting results at the EGM. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the EGM.
Who bears the cost of soliciting proxies?
We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the EGM. We have agreed to pay Advantage Proxy its customary fee. We will also reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person online, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.
Who can help answer my questions?
If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor at:
Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Toll Free: 877-870-8565
Collect: 206-870-8565
You may also contact us at:
Newcourt Acquisition Corp
2201 Broadway, Suite 705,
Oakland, CA 94612
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Proposed Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
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Our ability to enter into a definitive agreement and related agreements;

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our ability to complete an initial business combination;

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the anticipated benefits of an initial business combination;

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the volatility of the market price and liquidity of our securities;

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the use of funds not held in the Trust Account;

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the competitive environment in which our successor will operate following an initial business combination; and

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proposed changes in SEC rules related to special purpose acquisition companies (“SPACs”).

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in (i) our final prospectus filed with the SEC on October 21, 2021, (ii) the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 23, 2023 and (iii) the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 filed with the SEC on May 15, 2023, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS
You should consider carefully all of the risks described in (i) our final prospectus filed with the SEC on October 21, 2021, (ii) the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 23, 2023 and (iii) the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 filed with the SEC on May 15, 2023, and in other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension will enable us to complete an initial business combination.
Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate any initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of an initial business combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Extension or an initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
If we are deemed to be an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, we would expect to abandon our efforts to complete an initial business combination and liquidate the Trust Account.
If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted, including:
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restrictions on the nature of our investments; and

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restrictions on the issuance of securities.

In addition, we would be subject to burdensome compliance requirements, including:
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registration as an investment company with the SEC;

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adoption of a specific form of corporate structure; and

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reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

As a result, if we were deemed to be an investment company under the Investment Company Act, we would expect to abandon our efforts to complete an initial business combination and liquidate the Trust Account.
In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S.

government securities and cash items) on an unconsolidated basis. Our business will be to identify and complete an initial business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.
To that end, the proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the Trust Agreement, the Trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term, we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act.
Certain proposed rules issued by the SEC on March 30, 2022 would provide a safe harbor for SPACs from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require a SPAC to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the SPAC’s registration statement for its initial public offering. The SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering. Although the proposed rules, including the proposed safe harbor rule, have not yet been adopted, and may be adopted in a revised form, the SEC has indicated that there are serious questions concerning the applicability of the Investment Company Act to a SPAC that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule.
Notwithstanding whether or not the proposed rules are adopted by the SEC, we may be deemed to be an investment company under the Investment Company Act. As a SPAC, we were formed for the sole purpose of completing an initial business combination. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of our IPO, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we will liquidate the securities held in the Trust Account prior to the end of the 24-month period after the effective date of our IPO registration statement, or October 19, 2023, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation. Further, if we do not invest the proceeds held in the Trust Account as discussed above, we may be deemed to be subject to the Investment Company Act, and the loss you may suffer as a result of being deemed subject to the Investment Company Act may be greater than if we liquidated the securities held in the Trust Account and instead held such funds in cash.
We do not believe that our principal activities will subject us to regulation under the Investment Company Act. However, if we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete the Business Combination. In such circumstances, we would expect to abandon our efforts to complete the Business Combination and liquidate the Trust Account. If we are unable to complete our initial business combination within the required time period and are required to liquidate the Trust Account, our public stockholders may receive only approximately $10.73 per share (based on the amount in the Trust Account as of March 31, 2023 or less in certain circumstances, on the liquidation of our Trust Account, and our warrants will expire worthless. If we are required to liquidate, you may lose all or part of your investment in the Company and our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire and become worthless.

In order to mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we will, prior to the end of the 24-month period after the effective date of our IPO registration statement, or October 19, 2023, instruct the Trustee to hold all funds in the Trust Account in cash until the earlier of the consummation of the Business Combination or our liquidation. Any decision to hold all funds in the Trust Account in cash would likely reduce the amount our public stockholders would receive upon any redemption or liquidation.
While the funds in our Trust Account may only be invested in U.S. government treasury bills with a maturity of 185 days or less, or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act, we will, prior to the end of the 24-month period after the effective date of our IPO registration statement, or October 19, 2023, instruct the Trustee to hold all funds in the Trust Account in cash until the earlier of the consummation of the Business Combination or our liquidation in order to mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act. Any decision to hold all funds in the Trust Account in cash, combined with any permitted withdrawals of interest held in the Trust Account to pay our taxes, would likely reduce the effective yield on the amounts in the Trust Account and the amount our public stockholders would receive upon any redemption or liquidation.
We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.
Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Were we considered to be a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate an initial business combination with such business. In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.
Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive approximately $10.73 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Recent increases in inflation and interest rates in the United States and elsewhere could make it more difficult for us to consummate an initial business combination.
Recent increases in inflation and interest rates in the United States and elsewhere may lead to increased price volatility for publicly traded securities, including ours, and may lead to other national, regional and international economic disruptions, any of which could make it more difficult for us to consummate an initial business combination.
Military conflict in Ukraine or elsewhere (including increased tensions between China and Taiwan), and a resulting climate of geopolitical uncertainty, may lead to increased and price volatility for publicly traded securities, which could make it more difficult for us to consummate an initial business combination.
Military conflict in Ukraine or elsewhere (including increased tensions between China and Taiwan), and a resulting climate of geopolitical uncertainty, may lead to increased and price volatility for publicly traded securities, including ours, and to other national, regional and international economic disruptions and economic uncertainty, any of which could make it more difficult for us to identify a business combination target and consummate an initial business combination on acceptable commercial terms or at all.
The Excise Tax included in the Inflation Reduction Act of 2022 may decrease the value of our securities following our initial business combination, hinder our ability to consummate an initial business combination, and decrease the amount of funds available for distribution in connection with a liquidation.
On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including certain redemptions) of stock or shares by public U.S. corporations and certain U.S. subsidiaries of publicly-traded non-U.S. corporations occurring after December 31, 2022. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock or share issuances against the fair market value of stock or share repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax. The IR Act applies only to repurchases that occur after December 31, 2022.
On December 27, 2022, the U.S. Department of the Treasury issued a notice that provides interim operating rules for the excise tax, including rules governing the calculation and reporting of the excise tax, on which taxpayers may rely until the forthcoming proposed Treasury regulations addressing the excise tax are published. Subject to potential exceptions, such notice generally provides that if a publicly traded U.S. corporation completely liquidates and dissolves, distributions in such complete liquidation and other distributions by such corporation in the same taxable year in which the final distribution in complete liquidation and dissolution is made are not subject to the excise tax. Although such notice clarifies certain aspects of the excise tax, the interpretation and operation of other aspects of the excise tax remain unclear, and such interim operating rules are subject to change. It remains uncertain in some respects whether, and/or to what extent, the excise tax could apply to any redemptions of our public shares after December 31, 2022, including any redemptions in connection with the Extension, an initial business combination, or in the event we do not consummate an initial business combination by the appropriate date and liquidate.
Although the Company was incorporated in the Cayman Islands and the target company in the Proposed Business Combination is not a U.S. corporation, there is a possibility that we may acquire a U.S. domestic corporation or engage in a transaction in which a domestic corporation becomes our parent or our affiliate. While not free from doubt, absent any further guidance, it is possible that the excise tax will apply to any redemptions of our shares after December 31, 2022, including redemptions made in connection with an initial business combination or redemptions made if we are unable to consummate a business combination by or before July 22, 2023 (or if the Extension is approved, the Extended Date). The application of the excise tax to any redemptions we make after December 31, 2022 could potentially reduce the per-share amount that our public shareholders would otherwise be entitled to received. In addition, the excise tax may make a transaction with us less appealing to potential business combination targets, and thus, potentially hinder our ability to enter into and consummate an initial business combination.
The Company has agreed that, to mitigate the current uncertainty surrounding the implementation of the IR Act, funds held in the Trust Account, including any interest thereon, will not be used to pay for any excise tax liabilities with respect to any future redemptions prior to or in connection with the Extension, an initial business combination or the liquidation of the Company.
In the event both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and we amend our Amended and Restated Memorandum and Articles of Association, Nasdaq may delist our securities from trading on its exchange following shareholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
Our Class A ordinary shares, units and warrants are listed on the Nasdaq Global Market (“Nasdaq”). We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our Class A ordinary shares include, among other things, the requirement to maintain at least 400 public holders and at least 500,000 publicly held shares. Pursuant to the terms of the Amended and Restated Memorandum and Articles of Association, in the event that both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Amended and Restated Memorandum and Articles of Association are amended, public shareholders may elect to redeem their public shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.
On April 3, 2023, we received a written notice (the “Notice”) from the Listing Qualifications Department of Nasdaq indicating that we are not in compliance with Nasdaq Listing Rule 5450(b)(2)(A), due to our failure to maintain a Market Value of Listed Securities (“MVLS”) of $50,000,000 for the continued listing of our securities on the Nasdaq Global Market. The Notice is only a notice a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of our securities on Nasdaq.
The Notice states that we have until October 2, 2023 to regain compliance with Listing Rule 5450(b)(2)(A). We intend to timely submit a plan to regain compliance with Listing Rule 5620(a) within the required timeframe. If at any time during this compliance period the Company’s MLVS closes at $50,000,000 or more for a minimum of ten consecutive business days, Nasdaq will provide the Company with a written confirmation of compliance, and this matter will be closed. If compliance is not achieved by October 2, 2023, the Notice states that the Company will receive written notification that its securities are subject to delisting. At that time, the Company may appeal the delisting determination to a Hearings Panel. The Notice further notes that alternatively, the Company may be eligible to transfer the listing of its securities to The Nasdaq Capital Market (provided that it then satisfies the requirements for continued listing on that market).
We expect that if our Class A ordinary shares fail to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our ordinary shares, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any shareholder redemptions of our public shares in connection with the amendment of our Amended and Restated Memorandum and Articles of Association pursuant to the Extension Amendment Proposal. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.
If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:
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a limited availability of market quotations for our securities;

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reduced liquidity for our securities;

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a determination that our Class A ordinary shares constitute a “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

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a limited amount of news and analyst coverage; and

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a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A ordinary shares, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

THE EXTRAORDINARY GENERAL MEETING
We are furnishing this proxy statement to you as a shareholder of Newcourt Acquisition Corp as part of the solicitation of proxies by our Board for use at our EGM to be held on July 11, 2023, at 10:00 a.m., Eastern time, or any adjournment or postponement thereof. In addition, our shareholders will have the opportunity to ask questions of management at the EGM.
All shareholders as of the Record Date, or their duly appointed proxies, may attend the EGM. The EGM will be conducted via live webcast. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the EGM shall be at the offices of McDermott Will & Emery LLP, located at One Vanderbilt Avenue, New York, New York 10017, United States of America. If you were a shareholder as of the close of business on June 20, 2023, you may attend the EGM. As a registered shareholder, you received a proxy card with this proxy statement. The proxy card contains instructions on how to attend the virtual meeting, including the website along with your control number. You will need your control number to attend the virtual meeting, submit questions and vote online.
If you do not have your control number, contact our transfer agent, Continental Stock Transfer & Trust Company, by telephone at (917) 262-2373 or by email at proxy@continentalstock.com. If your Ordinary Shares are held by a bank, broker or other nominee, you will need to contact your bank, broker or other nominee and obtain a legal proxy. Once you have received your legal proxy, you will need to contact Continental Stock Transfer & Trust Company to have a control number generated. Please allow up to 72 hours for processing your request for a control number.
Shareholders can pre-register to attend the virtual meeting as early as July 10, 2023, at 10:00 a.m. Eastern Time. To pre-register, visit https://www.cstproxy.com/newcourtacquisition/ext2023 and enter your control number, name and email address. After pre-registering, you will be able to vote or submit questions for the EGM.
To attend online and participate in the EGM, you will need to visit https://www.cstproxy.com/newcourtacquisition/ext2023 and enter the control number provided on your proxy card, regardless of whether you pre-registered.
Shareholders will have multiple opportunities to submit questions to the Company for the EGM. Shareholders who wish to submit a question in advance may do so by pre-registering and then selecting the chat box link. Shareholders also may submit questions live during the meeting. Questions pertinent to EGM matters may be recognized and answered during the EGM in our discretion, subject to time constraints. We reserve the right to edit or reject questions that are inappropriate for EGM matters. In addition, we will offer live technical support for all shareholders attending the EGM.
If you do not have internet capabilities, you can attend the meeting via a listen-only format by dialing +1 (800) 450-7155 (toll free) or +1 (857) 999-9155 outside of the U.S. and Canada, and entering the pin number 4278515# when prompted. You will not be able to vote or submit questions through the listen-only format.
Date, Time, Place and Purpose of the EGM
The EGM will be held on July 11, 2023, at 10:00 a.m., Eastern time. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the EGM shall be at the offices of McDermott Will & Emery LLP, located at One Vanderbilt Avenue, New York, New York 10017, United States of America. You will be able to attend, vote your shares, and submit questions during the EGM via a live webcast available at https://www.cstproxy.com/newcourtacquisition/ext2023.. You are cordially invited to attend the EGM, at which shareholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:
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A proposal, by special resolution, to extend the date by which the Company must consummate an initial business combination up to six (6) times for one (1) month each time from July 22, 2023 to January 22, 2024 (which is 27 months from the closing of our IPO) by amending the Company’s Amended and Restated Memorandum and Articles of Association;

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A proposal, by special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association, as provided by the second resolution in the form set forth in Annex A to the accompanying proxy statement to eliminate the Redemption Limitation from the Company’s Amended and Restated Memorandum and Articles of Association in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation;

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A proposal to approve by the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, to amend the Company’s Trust Agreement to allow the Company to extend the Combination Period up to six (6)  times for one (1) month each time from July 22, 2023 to January 22, 2024 by depositing into the Trust Account, for each additional one-month extension, the lesser of (a) $37,563 and (b) $0.025 for each Class A ordinary share outstanding after giving effect to the Redemption; and

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A proposal, by ordinary resolution, to adjourn the EGM to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the EGM, there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal.

Record Date, Voting and Quorum
Our Board fixed the close of business on June 20, 2023, as the Record Date for the determination of holders of our outstanding Ordinary Shares entitled to notice of and to vote on all matters presented at the EGM. As of the record date, there were 9,177,532 Ordinary Shares, including 2,642,532 Class A ordinary shares and 6,535,000 Founder Shares, issued and outstanding and entitled to vote. Each share entitles the holder thereof to one vote. The holders or the authorized proxies of the holders of 4,588,767 Ordinary Shares must be present at the EGM to constitute a quorum.
Required Vote
Each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal must be approved by a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the holders of the issued and outstanding Ordinary Shares of the Company, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM.
The Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class.
The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the holders of the issued and outstanding Ordinary Shares of the Company, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM.
Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Proposals. Failure to vote by proxy or to vote in person at the EGM will have no effect on the outcome of the vote on the Proposals.
Voting
You can vote your shares at the EGM by proxy or in person online.
You can vote by proxy by having one or more individuals who will be at the EGM vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the EGM is called voting “by proxy.”
If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the internet in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy over the internet as described above, you will designate Marc Balkin, our Chief Executive Officer, to act as your proxy at the EGM. Mr. Balkin will then vote your shares at the EGM in accordance with the instructions you have given him in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the EGM.
Alternatively, you can vote your shares online by attending the EGM in person online. While we know of no other matters to be acted upon at this year’s EGM, it is possible that other matters may be presented at the EGM. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Balkin.
A special note for those who plan to attend the EGM and vote online: if your shares are held in the name of a broker, bank or other nominee, you must either direct the record holder of your shares to vote your shares or obtain a legal proxy from the record holder to vote your shares at the EGM.
Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the EGM in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the EGM will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, Ordinary Shares will be voted “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal, “FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal.
Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our Chief Executive Officer, Marc Balkin, at (510) 214-3750.
Shareholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the EGM.
Revocability of Proxies
Any proxy may be revoked by the person giving it at any time before the polls close at the EGM. A proxy may be revoked by filing with our Chief Executive Officer (Newcourt Acquisition Corp, 2201 Broadway, Suite 705, Oakland, CA 94612) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the EGM and voting online.
Simply attending the EGM will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.
Attendance at the EGM
Only holders of Ordinary Shares, their proxy holders and guests we may invite may attend the EGM. If you wish to attend the EGM virtually but you hold your shares through someone else, such as a broker, you must submit proof of your ownership and identification with a photo at the EGM. For example, you may submit an account statement showing that you beneficially owned Ordinary Shares as of the Record Date as acceptable proof of ownership. In addition, you must submit a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
Solicitation of Proxies; Expenses.
The cost of preparing, assembling, printing and mailing Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the EGM, will be borne by the Company. Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. The solicitation of proxies by mail may be supplemented by telephone, email and personal solicitation by officers, directors and regular employees of the Company, but no additional compensation will be paid to such individuals. We have retained Advantage Proxy to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at:
Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Toll Free: 877-870-8565
Collect: 206-870-8565
The Company has agreed to pay Advantage Proxy its customary fees and expenses for its services in connection with the EGM.
No Right of Dissent or Appraisal
Neither Cayman Islands law nor our Amended and Restated Memorandum and Articles of Association provide for appraisal or other similar rights for dissenting shareholders in connection with any of the Proposals to be voted upon at the EGM. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.
Principal Offices
Our principal executive offices are located at Newcourt Acquisition Corp, 2201 Broadway, Suite 705, Oakland, CA 94612. Our telephone number at such address is (510) 214-3750.
Interests of our Initial Shareholders, Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that our initial shareholders, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:
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Ownership of (i) 6,535,000 Founder Shares (the initial 5,912,500 Founder Shares were purchased for an aggregate purchase price of $25,000; in September 2021, the Company effected a dividend of approximately 0.017 shares for each Class B ordinary share outstanding, resulting in there being an aggregate of 6,015,000 Founder Shares outstanding; in October 2021, the Company effected a dividend of approximately 0.099 shares for each outstanding Class B ordinary share, resulting in there being an aggregate of 6,611,500 Founder Shares outstanding; simultaneously with the closing of the IPO, the underwriters elected to partially exercise their over-allotment option, and to forfeit the remaining over-allotment option, resulting in the forfeiture of 76,500 Founder Shares, resulting in an aggregate of 6,535,000 Founder Shares issued and outstanding as of the Record Date), and (ii) 920,000 private placement units (purchased for $9,200,000 simultaneously with the partial exercise of the underwriters’ over-allotment option). If an initial business combination is not consummated, the proceeds from the sale of the private placement units will be used to fund the redemption of the Class A ordinary shares (subject to the requirements of applicable law), and the private placement units and all underlying securities will be worthless.

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In order to finance transaction costs in connection with an initial business combination, the sponsor or an affiliate of the sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). If the Company completes an initial business combination, the Company may repay the Working Capital Loans. Otherwise, in the event that an initial business combination does not close, the Working Capital Loans may be repaid only out of funds held outside the Trust Account. The Working Capital Loans would either be repaid upon consummation of an initial business combination or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into units of the post- initial business combination entity at a price of $1.50 per unit. Such units would be identical to the private placement units. Except for the foregoing, the terms of such Working Capital

Loans, if any, have not been determined and no written agreements exist with respect to such loans. As of the Record Date, the Company had no outstanding borrowings under the Working Capital Loans.
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Our sponsor has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our sponsor will not be responsible to the extent of any liability for such third-party claims. We will seek to reduce the possibility that our sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except our independent registered public accounting firm), prospective target businesses or other entities with which we do business, execute agreements waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

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The fact that none of our officers or directors has received any cash compensation for services rendered to us. Our sponsor, officers and directors, or any of their respective affiliates, are entitled to be reimbursed for certain bona-fide, documented out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable initial business combinations. In addition, we may pay a customary financial consulting fee to our sponsor and/or affiliates of our sponsor, which will not be made from the proceeds of our IPO held in the Trust Account prior to the completion of our initial business combination. We may pay such financial consulting fee in the event such party or parties provide us with specific target company, industry, financial or market expertise, as well as insights, relationships, services or resources that we believe are necessary in order to assess, negotiate and consummate an initial business combination. Additionally, after the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed initial business combination. It is unlikely the amount of such compensation will be known at the time such materials are distributed, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined by a compensation committee constituted solely by independent directors. We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential initial business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

Redemption Rights
If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, and the Extension is implemented, the Company will provide public shareholders making the Election the opportunity to receive, at the time the Extension becomes effective, and in exchange for the surrender of their public shares, a pro rata portion of the funds available in the Trust Account including any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes. You will be able to redeem your public shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL AND THE TRUST AGREEMENT AMENDMENT PROPOSAL.
In connection with tendering your shares for redemption, prior to July 7, 2023 (two business days before the EGM), you must elect either to physically tender or deliver your share certificate(s) (and any other redemption forms) to Continental Stock Transfer & Trust Company at 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your public shares (and any other redemption forms) to Continental electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to July 7, 2023 (two business days before the EGM) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved.
In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the EGM.
Through the DWAC system, this electronic delivery process can be accomplished by the shareholders, whether or not it is a record holder or its shares are held in “street name,” by contacting Continental Stock Transfer & Trust Company or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Continental Stock Transfer & Trust Company will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent.
The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to July 7, 2023 (two business days before the EGM) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the EGM that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the EGM not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal or the Trust Agreement Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal or the Trust Agreement Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares. Based upon the amount in the Trust Account as of March 31, 2023, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.73 at the time of the EGM. The closing price of the Ordinary Shares on March 31, 2023, was approximately $10.60 per share. Accordingly, if the market price were to remain the same until the date of the EGM, exercising redemption rights would result in a public shareholder receiving approximately $0.13 more for each share than if such shareholder sold the shares in the open market.
If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to July 7, 2023 (two business days before the EGM). If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved or if they are abandoned, these shares will be returned promptly following the EGM as described above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of June 22, 2023, on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:
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each person known by us to be the beneficial owner of more than 5% of our Ordinary Shares;

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each of our executive officers and directors that beneficially owns Ordinary Shares; and

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all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of the date of this Proxy Statement.
In the table below, percentage ownership is based on 9,177,532 Ordinary Shares, consisting of (i) 2,642,532 Class A ordinary shares and (ii) 6,535,000 Founder Shares, issued and outstanding as of June 22, 2023. Voting power represents the combined voting power of Class A ordinary shares and Founder Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Class A ordinary shares and Founder Shares vote together as a single class. Currently, all of the Founder Shares are convertible into Class A ordinary shares on a one-for-one basis. The table below does not include the Class A ordinary shares underlying the private placement warrants held or to be held by our officers or sponsor because these securities are not exercisable within 60 days of this Proxy Statement.
	Class A Ordinary Shares		Class B Ordinary Shares		Approximate Percentage of Outstanding Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Newcourt SPAC Sponsor LLC(2)	920,000	34.8%	6,535,000	100.0%	81.2%
Michael Jordaan(3)	—	—	—	—	—
Marc Balkin(3)	—	—	—	—	—
Daniel Rogers(3)	—	—	—	—	—
Simran Aggarwal(3)	—	—	—	—	—
Rohit Bodas(3)	—	—	—	—	—
Nicole Farb(3)	—	—	—	—	—
All directors and officers as a group (Six individuals)(3)	—	—	—	—	—
Polar Asset Management Partners Inc.(4)	330,000	12.5	—	—	3.6%

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is c/o Newcourt Acquisition Corp, 2201 Broadway, Suite 705, Oakland, CA 94612.

(2)
Sponsor is organized under the laws of the State of Delaware. Tabula Rasa Limited, a British Virgin Islands company with limited liability, is the sole manager of Sponsor. Fiducia Trustees Limited is the sole corporate director of Tabula Rasa Limited. The address for the principal business office of the sponsor is 2201 Broadway, Suite 705, Oakland, CA 94612.

(3)
Each of these officers and directors holds an interest in our sponsor and disclaims any beneficial interest other than to the extent of his or her pecuniary interest.

(4)
Based solely upon information contained in the Schedule 13G/A filed with the SEC on February 15, 2023 by Polar Asset Management Partners Inc. The business address is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

PROPOSAL ONE — THE EXTENSION AMENDMENT PROPOSAL
The Company is proposing to extend the date by which the Company must consummate an initial business combination up to six (6) times for one (1) month each time from July 22, 2023 to January 22, 2024 (which is 27 months from the closing of our IPO) by amending the Company’s Amended and Restated Memorandum and Articles of Association;
The Extension Amendment Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete an initial business combination. Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. Furthermore, if the Redemption Limitation Amendment is not approved, the Company will not proceed with the Extension or the Redemption if the Company will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.
If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and we have not consummated an initial business combination by July 22, 2023 (which is 21 months from the closing of our IPO), we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust fund, including interest earned on the trust fund not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and its Board, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up.
The Board’s Reasons for the Extension Amendment Proposal
The Company’s IPO prospectus and the Amended and Restated Memorandum and Articles of Association currently provides that the Company must consummate an initial business combination within 21 months of the Company’s IPO, which date is July 22, 2023. We currently do not expect to be able to consummate an initial business combination, including the Proposed Business Combination, by July 22, 2023. The Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that a special resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of at least two-thirds of the holders of the issued and outstanding Ordinary Shares of the Company, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM, will be required to approve the Extension Amendment Proposal. Additionally, our IPO prospectus and Amended and Restated Memorandum and Articles of Association provide for all public shareholders to have an opportunity to redeem their public shares if our corporate existence is extended as described above. Because we continue to believe that an initial business combination would be in the best interests of our shareholders, and because we will not be able to conclude an initial business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we have to complete an initial business combination beyond the current deadline to the Extended Date. We intend to hold another general meeting prior to the Extended Date in order to seek shareholder approval of the Proposed Business Combination.
We believe that the foregoing Amended and Restated Memorandum and Articles of Association provision was included to protect Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given the Company’s expenditure of time, effort and money on entering into the Business Combination Agreement, circumstances warrant providing public shareholders an opportunity to consider an initial business combination.

If the Extension Amendment Proposal is Not Approved
The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension unless our shareholders approve the Extension Amendment Proposal.
If the Extension is not completed and we have not consummated an initial business combination by July 22, 2023 (which is 21 months from the closing of our IPO), we will automatically wind up, liquidate and dissolve starting on July 22, 2023.
There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our initial shareholders will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the private placement warrants.
If the Extension Amendment Proposal Is Approved
If the Extension Amendment Proposal is approved, the Amended and Restated Memorandum and Articles of Association will be amended pursuant to the special resolution in the form set forth in Annex A hereto.
The Company will remain a reporting company under the Exchange Act and its public units, Class A ordinary shares, and warrants will remain publicly traded. The Company will then continue to work to consummate an initial business combination by the Extended Date.
Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our shareholders.
The approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal will constitute consent for the Company to (i) remove from the Trust Account the Withdrawal Amount and (ii) deliver to the holders of the redeemed public shares their portion of the Withdrawal Amount. The removal of the Withdrawal Amount from the Trust Account will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $16,115,127 million in cash and marketable securities that was in the Trust Account as of March 31, 2022.
If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension is completed but the Company does not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at the Per- Share Redemption Price, payable in cash, equal to the aggregate amount then on deposit in the trust fund, including interest earned on the trust fund not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued public shares, which redemption will completely extinguish public members’ rights as members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and its Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up.
You are not being asked to vote on a proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on a proposed initial business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

Required Vote
The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the holders of the issued and outstanding Ordinary Shares of the Company, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal. Failure to vote by proxy or to vote in person at the EGM will have no effect on the outcome of the vote on the Extension Amendment Proposal.
Our initial shareholders and all of our directors, officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. On the Record Date, our initial shareholders, directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 7,455,000 Ordinary Shares (consisting of 6,535,000 Founder Shares and 920,000 Class A ordinary shares underlying the private placement units issued to our sponsor), representing approximately 81% of the Company’s issued and outstanding Ordinary Shares.
In addition, the Company’s initial shareholders, directors, officers and their affiliates may choose to buy units or Ordinary Shares in the open market and/or through negotiated private transactions. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal or the Trust Agreement Amendment Proposal and elected to redeem their Ordinary Shares for a pro rata portion of the Trust Account.
Our Board will abandon and not implement the Extension Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Notwithstanding shareholder approval of the Extension Amendment and the Trust Agreement Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Agreement Amendment at any time without any further action by our shareholders.
Unless the Redemption Limitation Amendment is approved and implemented, the Company will not proceed with the Extension or the Redemption if the Company will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.
Full Text Resolution
Please see the first resolution in the form set forth in Annex A for the full text of the resolution to be proposed at the EGM in respect of the Extension Amendment Proposal.
Recommendation of the Board
Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

PROPOSAL TWO — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL
The Company is proposing to amend the Company’s Amended and Restated Memorandum and Articles of Association to eliminate the Redemption Limitation in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.
The Board’s Reasons for the Redemption Limitation Amendment Proposal
The Board believes the opportunity to consummate a business combination, including the Proposed Business Combination, is in the best interests of the Company and its shareholders.
If the Redemption Limitation Amendment Proposal is not approved and there are requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination, including the Proposed Business Combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of a business Combination. If the Redemption Limitation Amendment Proposal is not approved and there are requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 prior to or upon the consummation of the Proposed Business Combination, the Company’s Amended and Restated Memorandum and Articles of Association would prevent the Company from being able to consummate the Proposed Business Combination even if all other conditions to closing are met.
If the Redemption Limitation Amendment Proposal is Not Approved
If the Redemption Limitation Amendment Proposal is not approved, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our sponsor’s option and in our and its sole discretion, any or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant shareholders.
If the Redemption Limitation Amendment Proposal Is Approved
If the Redemption Limitation Amendment Proposal is approved, the Company’s Amended and Restated Memorandum and Articles of Association will be amended pursuant to the second resolution in the form set forth in Annex A of this proxy statement effective on the date of the approval.
A copy of the proposed amendments to the Amended and Restated Memorandum and Articles of Association of the Company is attached to this proxy statement under the second resolution in Annex A.
Required Vote
The Redemption Limitation Amendment Proposal must be approved by a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the holders of the issued and outstanding Ordinary Shares of the Company, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Redemption Limitation Amendment Proposal. Failure to vote by proxy or to vote in person at the EGM will have no effect on the outcome of the vote on the Redemption Limitation Amendment Proposal.
Our initial shareholders and all of our directors, officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Redemption Limitation Amendment Proposal. On the

Record Date, our initial shareholders, directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 7,455,000 Ordinary Shares (consisting of 6,535,000 Founder Shares and 920,000 Class A ordinary shares underlying the private placement units issued to our sponsor), representing approximately 81% of the Company’s issued and outstanding Ordinary Shares.
Full Text Resolution
Please see the second resolution in the form set forth in Annex A for the full text of the resolution to be proposed at the EGM in respect of the Extension Amendment Proposal.
Recommendation of the Board
Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Redemption Limitation Amendment Proposal.

PROPOSAL THREE — THE TRUST AGREEMENT AMENDMENT PROPOSAL
The Company is proposing to amend our existing Trust Agreement, dated as of October 19, 2021, as amended on January 6, 2023, to allow the Company to extend the Combination Period up to six (6) times for one (1) month each time from July 22, 2023 to January 22, 2024 by depositing into the Trust Account, for each additional one-month extension, the lesser of (a) $45,000 and (b) $0.03 for each Class A ordinary share outstanding after giving effect to the Redemption. A copy of the proposed Trust Agreement Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.
The Trust Agreement Amendment Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete an initial business combination.
The Board’s Reasons for the Trust Agreement Amendment
The purpose of the Trust Agreement Amendment is to give the Company the right to extend the Combination Period up to six (6) times for one (1) month each time from July 22, 2023 to January 22, 2024 by depositing into the Trust Account, for each additional one-month extension, the lesser of (a) $45,000 and (b) $0.03 for each Class A ordinary share outstanding after giving effect to the Redemption, provided that each Extension Payment is deposited into the Trust Account on or prior to the date of the same applicable deadline.
Approval of each of the Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. Furthermore, if the Redemption Limitation Amendment is not approved, the Company will not proceed with the Extension or the Redemption if the Company will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.
If the Trust Agreement Amendment Proposal Is Not Approved
The approval of the Trust Agreement Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension unless our shareholders approve the Extension Amendment Proposal.
If the Extension is not completed and we have not consummated an initial business combination by July 22, 2023 (which is 21 months from the closing of our IPO), we will automatically wind up, liquidate and dissolve starting on July 22, 2023.
There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our initial shareholders will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the private placement warrants.
If the Trust Agreement Amendment Proposal Is Approved
If the Extension Amendment and the Trust Agreement Amendment are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except to the extent any Redemptions are made in connection with this EGM, in connection with our completion of a business combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Board determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.
Required Vote
The Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A Ordinary Shares and Class B Ordinary

Shares, voting together as a single class. Our Board will abandon and not implement the Trust Agreement Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Notwithstanding shareholder approval of the Extension Amendment and the Trust Agreement Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Agreement Amendment at any time without any further action by our shareholders.
Unless the Redemption Limitation Amendment is approved and implemented, the Company will not proceed with the Extension or the Redemption if the Company will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.
Full Text Resolution
“RESOLVED, with the approval of the affirmative vote of holders of at least 65% of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting together as a single class, that the Company is authorized to enter into the Amendment No. 2 to the Investment Management Trust Agreement by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, in the form set forth in Annex B to the proxy statement for this meeting.”
Recommendation of the Board
Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Trust Agreement Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

PROPOSAL FOUR — THE ADJOURNMENT PROPOSAL
Overview
In the event that, based on the tabulated votes, there are not sufficient votes at the time of the EGM to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal, the Company may move to adjourn the EGM in order to enable the Board to solicit additional proxies in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal. In that event, the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Agreement Amendment Proposal.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the EGM to a later date in the event that there are insufficient votes for the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal.
Required Vote
The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the holders of the issued and outstanding Ordinary Shares of the Company, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal. Failure to vote by proxy or to vote in person at the EGM will have no effect on the outcome of the vote on the Adjournment Proposal.
Full Text of Resolution
“RESOLVED, as an ordinary resolution, to adjourn the extraordinary general meeting of shareholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve the Extension Amendment Proposal.”
Recommendation of the Board
Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

OTHER MATTERS
Householding Information
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 2201 Broadway, Suite 705, Oakland, CA 94612, to inform us of his or her request; or

•
If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the internet at the SEC’s website at http://www.sec.report.
If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the EGM, you should contact the Company’s proxy solicitation agent at the following address and telephone number:
Advantage Proxy
P.O. Box 10904
Yakima, WA 98909
Toll Free: 877-870-8565
Collect: 206-870-8565
You may also obtain these documents by requesting them in writing or by telephone from the Company at the following address and telephone number:
Newcourt Acquisition Corp
2201 Broadway
Suite 705
Oakland, CA 94612
(510) 214-3750
If you are a shareholder of the Company and would like to request documents, please do so by July 7, 2023 in order to receive them before the EGM. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
PROPOSED AMENDMENTS TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
NEWCOURT ACQUISITION CORP
RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY
FIRST, RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.7 and Article 49.8 in their entirety and the insertion of the following language in its place:
49.7
The Company has until 21 months from the closing of the IPO to consummate a Business Combination, provided however that if the Directors anticipate that the Company may not be able to consummate a Business Combination within 21 months of the closing of the IPO, the Company may, at the request of the Sponsor, extend the period of time to consummate a Business Combination up to six (6) times for one (1) month each time from July 22, 2023 to January 22, 2024 (for a total of up to 27 months to complete a Business Combination), subject to the Sponsor depositing additional funds into the Trust Account prior to the applicable deadline in accordance with terms as set out in the investment management trust agreement, dated as of October 19, 2021, as amended (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company and referred to in the Registration Statement. In the event that the Company does not consummate a Business Combination by 21 months after the closing of the IPO or 27 months from the date of the closing of the IPO (subject in the latter case to valid extensions having been made in each case) or such later time as the Members may approve in accordance with the Articles), the Company shall:

(a)
cease all operations except for the purpose of winding up;

(b)
as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)
promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.
49.8 In the event that any amendment is made to the Articles:
(a)
to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 21 months after the closing of the IPO or 27 months from the date of the closing of the IPO pursuant to Article 49.7 (subject in the latter case to valid extensions having been made in each case), in the event the Company has elected to extend the amount of time to complete a Business Combination, or such later time as the Members may approve in accordance with the Articles; or

(b)
with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

A-1

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.
SECOND, RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by:
a)
the deletion of the existing Article 49.2 in its entirety and the insertion of the following language in its place:

“Prior to the consummation of a Business Combination, the Company shall either:
(a)
submit such Business Combination to its Members for approval; or

(b)
provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”

b)
the deletion of the existing Article 49.4 in its entirety and the insertion of the following language in its place:

“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.”
c)
deletion of the existing Article 49.5 in its entirety and the insertion of the following language in its place:

“Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, in connection with any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of their or any other person with whom they are acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether they are voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated.”

A-2

ANNEX B
PROPOSED AMENDMENT TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT
This Amendment No. 2 (this “Amendment”), dated as of July 11, 2023, to the Investment Management Trust Agreement (as defined below) is made by and between Newcourt Acquisition Corp (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.
WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of October 19, 2021, as amended on January 6, 2023 (the “Trust Agreement”);
WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;
WHEREAS, at an extraordinary general meeting of the Company held on July 11, 2023 (the “EGM”), the Company’s shareholders approved (A) a proposal to extend the date by which the Company must consummate an initial business combination up to six (6) times for one (1) month each time from July 22, 2023 to January 22, 2024 (which extension and later date we refer to as the “Extension” and the “Extended Date,” respectively) by amending the Company’s amended and restated memorandum and articles of association; and (B) a proposal to amend the Trust Agreement to allow the Company to extend the Combination Period up to six (6) times for one (1) month each time from July 22, 2023 to January 22, 2024 by depositing into the trust account, for each additional one-month extension, the lesser of (a) $45,000 and (b) $0.03 for each Class A ordinary share outstanding (each an “Extension Payment”) after taking into account any redemptions in connection with the solicitation of such shareholder approval at the EGM; and
NOW THEREFORE, IT IS AGREED:
1.   Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:
“(i)   Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer or Chairman of the board of directors (the “Board”) or other authorized officer of the Company (and in the case of Exhibit A, jointly signed by the Representative), and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including any amounts representing interest earned on the Trust Account, less interest previously released to, or reserved for use by, the Company in an amount up to $100,000 to pay dissolution expenses (as applicable) and less any other interest released to, or reserved for use by, the Company to pay taxes as provided in this Agreement only as directed in the Termination Letter and the other documents referred to therein; provided that, in the event that a Termination Letter has not been received by the Trustee by (A) the date that is 21 months after the closing of the IPO (“Closing”); or (B) if the Chief Executive Officer or Chairman of the Board extends the time to complete the Business Combination by one (1) month, the date that is 22 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 21 months after the Closing, or (C) if the Chief Executive Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is 23 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 22 months after the Closing, or (D) if the Chief Executive Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is 24 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 23 months after the Closing; or (E) if the Chief Executive Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is 25 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 24 months after the Closing; or (F) if the Chief Executive Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is 26 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 25 months after the Closing; or (G) if the Chief Executive Officer or Chairman of the Board further extends the time to complete the Business Combination by an additional 1-month period, the date that is 27 months after the Closing, provided that the Company deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 26 months after the Closing; but if the Company has not completed the Business Combination within the applicable monthly anniversary of the Closing (“Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Last Date. The form of any extension contemplated by this Section 1(i) shall be in substantially the form attached hereto as Exhibit E. The Trustee agrees to serve as the paying agent of record (“Paying Agent”) with respect to any distribution of Property that is to be made to the Public Shareholders and, in its separate capacity as Paying Agent, agrees to distribute such Property directly to the Company’s Public Shareholders in accordance with the terms of this Agreement and the Company’s amended and restated memorandum and articles of association in effect at the time of such distribution;”
2.   Exhibit E of the Trust Agreement is hereby amended and restated in its entirety as follows:
EXHIBIT E
[Letterhead of Company]
[Insert date]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf & Celeste Gonzalez
Re:
Trust Account No. [   ] Extension Letter
Dear Mr. Wolf and Ms. Gonzalez:
Pursuant to Section 1(i) of the Investment Management Trust Agreement between Newcourt Acquisition Corp (“Company”) and Continental Stock Transfer & Trust Company, dated as of October 19, 2021, as amended (“Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination for an additional one (1) month, from       to       (the “Extension”).
This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.
In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit the Extension Payment, which will be wired to you, into the Trust Account investments upon receipt.
This is the       of up to six Extension Letters.
Very truly yours,
NEWCOURT ACQUISITION CORP
By:
Name:
Title:
cc: Cantor Fitzgerald & Co.

3.
All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4.
This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5.
This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6.
This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.
CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:
Name:	Francis Wolf
Title:	Vice President
NEWCOURT ACQUISITION CORP
By:
Name:	Marc Balkin
Title:	Chief Executive Officer

NEWCOURT ACQUISITION CORP2201 BroadwaySuite 705Oakland, CA 94612July 11, 2023THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NEWCOURT ACQUISITION CORPThe undersigned hereby appoints Marc Balkin and Daniel Rogers, and each of them, proxies and attorneys- in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the Ordinary Shares of Newcourt Acquisition Corp (the "Company") held of record by the undersigned at the close of business on June 20, 2023, at the EGM to be held virtually on July 11, 2023, or any adjournment or postponement thereof and authorizes and instructs said proxies to vote in the manner directed below. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the EGM shall be at the offices of McDermott Will & Emery LLP, located at One Vanderbilt Avenue, New York, New York 10017, United States of America.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS ONE, TWO AND THREE.1. Proposal No. 1 — The Extension Amendment Proposal — A proposal, by special resolution, to extend the date by which the Company must consummate an initial business combination up to six (6) times for one (1) month each time from July 22, 2023 to January 22, 2024 (which is 27 months from the closing of our initial public offering (the “IPO”)) (which extension and later date we refer to as the “Extension” and the “Extended Date,” respectively) by amending the Company’s Amended and Restated Memorandum and Articles of Association, as provided by the first resolution in the form set forth in Annex A to the accompanying proxy statement.For ☐ Against ☐ Abstain ☐2. Proposal No. 2 — The Redemption Limitation Amendment Proposal — A proposal, by special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association, as provided by the second resolution in the form set forth in Annex A to the accompanying proxy statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Company’s Amended and Restated Memorandum and Articles of Association the limitation that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.For ☐ Against ☐ Abstain ☐2. Proposal No. 3 — The Trust Agreement Amendment Proposal — A proposal, by special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association, as provided by the second resolution in the form set forth in Annex A to the accompanying proxy statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Company’s Amended and Restated Memorandum and Articles of Association the limitation that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.For ☐ Against ☐ Abstain ☐

4. Proposal No. 4 — The Adjournment Proposal — A proposal, by ordinary resolution, to adjourn the EGM to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the EGM, there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal (the “Adjournment Proposal” and, together with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Agreement Amendment Proposal, the “Proposals”).For ☐ Against ☐ Abstain ☐Dated: SignatureSignature (if held jointly)When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.The shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If No direction is made, this proxy will be voted FOR each of proposals 1, 2, 3 and 4. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.